EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Index Funds
File Number: 811-2652
Registrant CIK Number: 0000036405


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


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Series 1 SEC Identifier S000002839 500 Index Trust
Class 1 SEC Identifier C000007773
Class 2 SEC Identifier C000007774
Class 3 SEC Identifier C000035202

Items 74A-74T

74A-$1,323
74C-$34,888
74F-$106,734,437
74I-$543,315
74J-$0
74L-$302,586
74N-$107,616,548
74O-$73,075
74P-$226,444
74R4-$556,178
74T-$106,760,851
75B-$113,582,111


Item 72DD

1. Total Income dividends for which record date passed during the period                                           $542,411
2. Dividends for a second class of open-end company shares                                                         $335,315
3. Dividends for a third class of open-end company shares                                                          $197,348

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $1.170
        2. Dividends from a second class of open-end company shares                                                 $1.221
        3. Dividends from a third class of open-end company shares                                                  $1.008

Item 74

U)      1. Number of shares outstanding                                                                             465,482
        2. Number of shares outstanding for a second class of shares of open-end company shares                     276,752
        3. Number of shares outstanding for a third class of shares of open-end company shares                      198,298

V)      1. Net asset value per share (to the nearest cent)                                                          117.83
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                117.83
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  97.33


Series 2 SEC Identifier S000002841 Extended Market Index
Class 1 SEc Identifier C000007779
Class 2 SEC Identifier C000007780
Class 3 SEC Identifier C000007781
Class 4 SEC Identifier C000007782
Class 5 SEC Identifier C000035204

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $1,423
2. Dividends for a second class of open-end company shares                                                          $841
3. Dividends for a third class of open-end company shares                                                           $953
4. Dividends for a fourth class of open-end company shares                                                          $194
5. Dividends for a fifth class of open-end company shares                                                           $609

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.011
        2. Dividends from a second class of open-end company shares                                                 $.012
        3. Dividends from a third class of open-end company shares                                                  $.012
        4. Dividends for a fourth class of open-end company shares                                                  $.017
        5. Dividends for a fifth class of open-end company shares                                                   $.010


Item 74

U)      1. Number of shares outstanding                                                                             127,328
        2. Number of shares outstanding for a second class of shares of open-end company shares                     70,534
        3. Number of shares outstanding for a third class of shares of open-end company shares                      84,089
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     11,840
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      61,398

V)      1. Net asset value per share (to the nearest cent)                                                          36.95
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                36.99
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 37.00
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                48.78
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)                 31.79


Series 3 SEC Identifier S000002848 Total Stock Market Index
Class 1 SEc Identifier C000007805
Class 2 SEC Identifier C000007806
Class 3 SEc Identifier C000007807
Class 4 SEC Identifier C000007808
Class 5 SEC Identifier C000035211

Items 74A-74T and 75B

74A-$3,217
74F-$104,078,175
74I-$2,218,052
74J-$16
74L-$1,135,441
74N-$107,434,902
74O-$1,076,643
74P-$109,288
74R4-$1,682,788
74T-$104,566,183
75B-$105,014,464

Item 72DD

1. Total Income dividends for which record date passed during the period                                           $449,073
2. Dividends for a second class of open-end company shares                                                         $251,467
3. Dividends for a third class of open-end company shares                                                          $123,994
4. Dividends for a fourth class of open-end company shares                                                         $95,487
5. Dividends for a fifth class of open-end company shares							   $41,296

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.291
        2. Dividends from a second class of open-end company shares                                                 $0.305
        3. Dividends from a third class of open-end company shares                                                  $0.307
        4. Dividends for a fourth class of open-end company shares                                                  $0.625
	5. Dividends for a fifth class of open-end company shares						    $0.294

Item 74

U)      1. Number of shares outstanding    									  1,618,447
        2. Number of shares outstanding for a second class of shares of open-end company shares                   845,541
        3. Number of shares outstanding for a third class of shares of open-end company shares                    423,890
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   157,706
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			  141,978

V)      1. Net asset value per share (to the nearest cent)                                                  	  31.22
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	  31.22
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	  31.23
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	  64.14
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		  30.14

Series 4 SEC Identifier S000002840 Value Index
Class 1 SEC Identifier C000007775
Class 2 SEC Identifier C000007776
Class 3 SEC Identifier C000007777
Class 4 SEC Identifier C000007778
Class 5 SEC Identifier C000035203

Item 72DD

1. Total Income dividends for which record date passed during the period                                           $53,133
2. Dividends for a second class of open-end company shares                                                         $26,535
3. Dividends for a third class of open-end company shares                                                          $34,955
4. Dividends for a fourth class of open-end company shares                                                         $32,281
5. Dividends for a fifth class of open-end company shares							   $11,352

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                    $0.321
        2. Dividends from a second class of open-end company shares                                                $0.333
        3. Dividends from a third class of open-end company shares                                                 $0.337
        4. Dividends for a fourth class of open-end company shares                                                 $0.855
	5. Dividends for a fifth class of open-end company shares						   $0.347

Item 74

U)      1. Number of shares outstanding   									   168,567
        2. Number of shares outstanding for a second class of shares of open-end company shares                    80,763
        3. Number of shares outstanding for a third class of shares of open-end company shares                     108,129
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                    39,607
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			   34,449

V)      1. Net asset value per share (to the nearest cent)                                                  	21.84
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	21.84
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	21.84
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	56.00
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		22.73

Series 5 SEC Identifier S000002842 Growth Index
Class 1 SEC Identifier C000007783
Class 2 SEc Identifier C000007784
Class 3 SEc Identifier C000007785
Class 4 SEC Identifier C000007786
Class 5 SEC Identifier C000035205

Item 72DD

1. Total Income dividends for which record date passed during the period                                         $25,525
2. Dividends for a second class of open-end company shares                                                       $9,326
3. Dividends for a third class of open-end company shares                                                        $14,021
4. Dividends for a fourth class of open-end company shares                                                       $15,747
5. Dividends for a fifth class of open-end company shares							 $6,341

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                  $0.121
        2. Dividends from a second class of open-end company shares                                              $0.139
        3. Dividends from a third class of open-end company shares                                               $0.144
        4. Dividends for a fourth class of open-end company shares                                               $0.271
	5. Dividends for a fifth class of open-end company shares						 $0.129

Item 74

U)      1. Number of shares outstanding   									 211,898
        2. Number of shares outstanding for a second class of shares of open-end company shares                  67,275
        3. Number of shares outstanding for a third class of shares of open-end company shares                   97,535
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                  60,385
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			 50,577

V)      1. Net asset value per share (to the nearest cent)                                                  	30.49
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	30.49
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	30.49
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	59.23
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		28.23

Series 6 SEC Identifier S000002845 Small Cap Index
Class 1 SEc Identifier C000007795
Class 2 SEc Identifier C000007796
Class 3 SEc Identifier C000007797
Class 4 SEc Identifier C000007798
Class 5 SEC Identifier c000035208

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $2,060
2. Dividends for a second class of open-end company shares                                                        $847
3. Dividends for a third class of open-end company shares                                                         $1,355
4. Dividends for a fourth class of open-end company shares                                                        $398
5. Dividends for a fifth class of open-end company shares                                                         $625

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.011
        2. Dividends from a second class of open-end company shares                                               $.012
        3. Dividends from a third class of open-end company shares                                                $.012
        4. Dividends for a fourth class of open-end company shares                                                $.024
        5. Dividends for a fifth class of open-end company shares                                                 $.011

Item 74

U)      1. Number of shares outstanding                                                                           189,337
        2. Number of shares outstanding for a second class of shares of open-end company shares                   70,943
        3. Number of shares outstanding for a third class of shares of open-end company shares                    117,928
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   19,295
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    58,616

V)      1. Net asset value per share (to the nearest cent)                                                        28.89
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              29.92
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               29.93
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              62.48
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               26.97


Series 7 SEC Identifier S000002844 Mid Cap Index
Class 1 SEC Identifier C000007791
Class 2 SEC Identifier C000007792
Class 3 SEC Identifier C000007793
Class 4 SEc Identifier C000007794
Class 5 Sec Identifier C000035207

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $1,531
2. Dividends for a second class of open-end company shares                                                          $690
3. Dividends for a third class of open-end company shares                                                           $1,514
4. Dividends for a fourth class of open-end company shares                                                          $271
5. Dividends for a fifth class of open-end company shares                                                           $602


Item 7389

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.004
        2. Dividends from a second class of open-end company shares                                                 $.022
        3. Dividends from a third class of open-end company shares                                                  $.005
        4. Dividends for a fourth class of open-end company shares                                                  $.018
	5. Dividends for a fifth class of open-end company shares                                                   $.007

Item 74

U)      1. Number of shares outstanding                                                                           386,750
        2. Number of shares outstanding for a second class of shares of open-end company shares                   31,554
        3. Number of shares outstanding for a third class of shares of open-end company shares                    308,238
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   15,865
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    89,220

V)      1. Net asset value per share (to the nearest cent)                                                        19.06
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              86.54
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               19.13
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              69.92
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               27.32

Series 8 SEC Identifier S000002847 Small Cap Value Index
Class 1 SEC Identifier C000007802
Class 2 SEc Identifier C000007803
Class 3 SEc Identifier C000007804

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $2,300
2. Dividends for a second class of open-end company shares                                                        $289
3. Dividends for a third class of open-end company shares                                                         $579

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.01
        2. Dividends from a second class of open-end company shares                                               $.011
        3. Dividends from a third class of open-end company shares                                                $.046

Item 74

U)      1. Number of shares outstanding                                                                           232,229
        2. Number of shares outstanding for a second class of shares of open-end company shares                   27,464
        3. Number of shares outstanding for a third class of shares of open-end company shares                    15,295

V)      1. Net asset value per share (to the nearest cent)                                                        13.92
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              13.96
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               58.12


Series 9 SEC Identifier S000002846 Small Cap Growth Index
Class 1 SEC Identifier C000007799
Class 2 SEc Identifier C000007800
Class 3 SEC Identifier C000007801

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $572
2. Dividends for a second class of open-end company shares                                                          $145
3. Dividends for a third class of open-end company shares                                                           $128

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.004
        2. Dividends from a second class of open-end company shares                                                 $.004
        3. Dividends from a third class of open-end company shares                                                  $.011

Item 74

U)      1. Number of shares outstanding                                                                           147,625
        2. Number of shares outstanding for a second class of shares of open-end company shares                   38,636
        3. Number of shares outstanding for a third class of shares of open-end company shares                    13,362

V)      1. Net asset value per share (to the nearest cent)                                                        18.72
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              18.76
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               66.63

Series 10 SEC Identifier S000002843 Large-Cap Index
Class 1 SEC Identifier C000007787
Class 2 SEC Identifier C000007788
Class 3 SEC Identifier C000007789
Class 4 SEC Identifier C000007790
Class 5 SEC Identifier C000035206

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $2,823
2. Dividends for a second class of open-end company shares                                                        $1,984
3. Dividends for a third class of open-end company shares                                                         $1,622
4. Dividends for a fourth class of open-end company shares                                                        $13,007
5. Dividends for a fifth class of open-end company shares                                                         $364

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.198
        2. Dividends from a second class of open-end company shares                                               $0.265
        3. Dividends from a third class of open-end company shares                                                $1.099
        4. Dividends from a fourth class of open-end company shares                                               $0.530
        5. Dividends from a fifth class of open-end company shares                                                $0.231

Item 74

U)      1. Number of shares outstanding                                                                             14,842
        2. Number of shares outstanding for a second class of shares of open-end company shares                     7,736
        3. Number of shares outstanding for a third class of shares of open-end company shares                      1,340
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     26,254
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      1,685

V)      1. Net asset value per share (to the nearest cent)                                                           23.42
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 29.29
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	     120.53
     	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	     57.99
     	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)      	     25.55


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